UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025

IAC Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On December 10, 2025, IAC, Inc., a Delaware corporation (the “Company” or “IAC”) received a notice (the “Notice”) of non-renewal from Google LLC (“Google”) of the Google Services Agreement, dated as of April 1, 2016, by and among the Company, IAC Search & Media Europe Limited, Google and Google Ireland Limited (as subsequently amended, the “Services Agreement”). The Services Agreement is scheduled to expire on March 31, 2026. The Notice eliminated the one-year automatic extension of the Services Agreement that otherwise would have been effective from April 1, 2026 through March 31, 2027. Under the Services Agreement, Google supplies paid listings to the Company.

Google has indicated that it expects to propose revised terms for an agreement to take effect upon the expiration of the Services Agreement; however, the outcome of discussions with Google, including whether an agreement on revised terms will be proposed or entered into, remains uncertain.

All revenue attributable to the Services Agreement is earned exclusively by the Company’s Search segment, which generated $183.9 million of Revenue, $10.0 million of Operating Income and $10.0 million of Adjusted EBITDA for the nine-month period ended September 30, 2025. The Company earns certain other advertising revenue from Google that is not attributable to the Services Agreement, and such advertising revenue is not affected by the Notice.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipates,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: the outcome of future discussions with Google, the Company’s Search segment, the future financial performance of IAC and its businesses, business prospects and strategy, anticipated trends and prospects in the industries in which IAC’s businesses operate and other similar matters. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: (i) our ability to compete with generative artificial intelligence (“AI”) technology and the disruption across marketing and publishing driven by AI-enabled search features, including Google AI Overviews, (ii) unstable market and economic conditions (particularly those that adversely impact advertising spending levels and consumer confidence and spending behavior), either generally and/or in any of the markets in which our businesses operate, as well as geopolitical conflicts, (iii) our ability to market our products and services in a successful and cost-effective manner, (iv) the display prominence of links to websites offering our products and services in search results, (v) changes in our relationship with (or policies implemented by) Google, (vi) the failure or delay of the markets and industries in which our businesses operate to migrate online and the continued growth and acceptance of online products and services as effective alternatives to traditional products and services, (vii) our continued ability to develop and monetize versions of our products and services for mobile and other digital devices, (viii) the ability of our Digital business to successfully expand the digital reach of our portfolio of publishing brands, (ix) our continued ability to market, distribute and monetize our products and services through search engines, digital app stores, advertising networks and social media platforms, (x) risks related to our Print business including declining revenue, increases in paper and postage costs, reliance on a single supplier to print our magazines and potential increases in pension plan obligations, (xi) our ability to establish and maintain relationships with quality and trustworthy caregivers, (xii) our ability to access, collect, use and protect the personal data of our users and subscribers, (xiii) our ability to engage directly with users, subscribers, consumers and caregivers on a timely basis, (xiv) the ability of our Chairman and Senior Executive and certain members of his family to exercise significant influence over the composition of our board of directors, matters subject to stockholder approval and our operations, (xv) risks related to our liquidity and indebtedness (the impact of our indebtedness on our ability to operate our business, our ability to generate sufficient cash to service our indebtedness and interest rate risk), (xvi) our inability to freely access the cash of People Inc. and its subsidiaries, (xvii) dilution with respect to investments in IAC, (xviii) our ability to compete, (xix) our ability to build, maintain and/or enhance our various brands, (xx) our ability to protect our systems, technology and infrastructure from cyberattacks (including cyberattacks experienced by third parties with whom we do business), (xxi) the occurrence of data security breaches and/or fraud, (xxii) increased liabilities and costs related to the processing, storage, use and disclosure of personal and confidential user information, (xxiii) the integrity, quality, efficiency and scalability of our systems, technology and infrastructure (and those of third parties with whom we do business), (xxiv) changes in key personnel and risks related to leadership transitions and (xxv) changes to our capital deployment strategy. Certain of these and other risks and uncertainties are described in IAC’s filings with the Securities and Exchange Commission (the “SEC”), including the most recent Annual Report on Form 10-K filed with the SEC on February 28, 2025, and subsequent reports that IAC files with the SEC. Other unknown or unpredictable factors that could also adversely affect IAC's business, financial condition and results of operations may arise from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing IAC’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC Inc.

By:	/s/ KENDALL HANDLER
Name:	Kendall Handler
Title:	Executive Vice President, Chief Legal Officer & Secretary

Date: December 16, 2025